UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

INTRODUCTORY NOTE

On June 21, 2021, WM Technology, Inc., a Delaware corporation (the “Company”) (f/k/a Silver Spike Acquisition Corp. (“Silver Spike”)), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K (this “Amendment No. 1”) is being filed to amend the Original Report to include additional matters related to the Business Combination under Items 3.03, 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Amendment No. 1 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders voted and approved, among other things, Proposal No. 4 – Organizational Documents Proposal A (“Proposal No. 4”), Proposal No. 5 – Organizational Documents Proposal B (“Proposal No. 5”), Proposal No. 6 – Organizational Documents Proposal C (“Proposal No. 6”), Proposal No. 7 – Organizational Documents Proposal C (“Proposal No. 7”), Proposal No. 8 – Organizational Documents Proposal E (“Proposal No. 8”) and Proposal No. 9 – Organizational Documents Proposal F (“Proposal No. 9”), each of which is described in greater detail in the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on June 15, 2021 includes the amendments proposed by Proposal No. 4, Proposal No. 5, Proposal No. 6, Proposal No. 7, Proposal No. 8 and Proposal No. 9. On June 16, 2021, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections entitled “Description of Securities” and “Comparison of Corporate Governance and Shareholder Rights” beginning on page 261 and page 196 of the Proxy Statement, respectively, which are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on June 16, 2021, the Board approved and adopted a new Code of Conduct applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investors section of the Company’s website at ir.www.weedmaps.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1+
Agreement and Plan of Merger, dated December 10, 2020, by and among Silver Spike, Merger Sub, WMH, and the Holder Representative named therein (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on December 10, 2020).

3.1	Certificate of Incorporation of the Company, dated June 15, 2021 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on June 21, 2021).
3.2	Amended and Restated Bylaws of the Company, dated June 16, 2021 (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed on June 21, 2021).
4.1	Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on June 21, 2021).
4.2	Form of Warrant Certificate of the Company (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on June 21, 2021).
4.3
Warrant Agreement, dated August 7, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 filed on Silver Spike’s Current Report on Form 8-K, filed by the Company on August 12, 2019).

10.1
Exchange Agreement, dated as of June 16, 2021, by and among the Company, Silver Spike Sponsor and the other parties thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on June 21, 2021).

10.2
Tax Receivable Agreement, dated as of June 16, 2021, by and among the Company and the other parties thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on June 21, 2021).

10.3	Fourth Amended and Restated Operating Agreement of WMH LLC (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on June 21, 2021).
10.4	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 10, 2020).
10.5
Amended and Restated Registration Rights Agreement, dated as of June 16, 2021, by and among the Company, Silver Spike Sponsor and the other parties thereto (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on June 21, 2021).

10.6#	Form of Indemnification Agreement by and between the Company and its directors and officers (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on June 21, 2021).
10.7#	WM Technology, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on June 21, 2021).
10.7(a)#	Form of Stock Option Grant Notice (incorporated by reference to Exhibit 10.7(a) to the Current Report on Form 8-K filed on June 21, 2021).
10.7(b)#	Form of RSU Award Grant Notice (incorporated by reference to Exhibit 10.7(b) to the Current Report on Form 8-K filed on June 21, 2021).
10.8#	WM Technology, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on June 21, 2021).
10.9#	Offer letter by and between Ghost Management Group, LLC and Christopher Beals, dated July 31, 2015 (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on June 21, 2021).
10.10#	Offer letter by and between Ghost Management Group, LLC and Justin Dean, dated October 3, 2018 (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on June 21, 2021).
10.11#	Offer letter by and between Ghost Management Group, LLC and Steven Jung, dated May 17, 2017 (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed on June 21, 2021).
10.12
Lease by and between the Irvine Company LLC and Ghost Media Group, LLC, dated November 11, 2013, as amended (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed on June 21, 2021).

10.13
First Amendment to Lease and Consent to Assignment by and between Discovery Business Center LLC, as successor-in-interest to the Irvine Company LLC, and Ghost Management Group, LLC, as successor-in-interest to Ghost Media Group, LLC, dated January 27, 2016 (incorporated by reference to Exhibit 10.13 to the Current Report on Form 8-K filed on June 21, 2021).

10.14
Second Amendment to Lease, by and between Discovery Business Center LLC and Ghost Management Group, LLC, dated April 7, 2017 (incorporated by reference to Exhibit 10.14 to the Current Report on Form 8-K filed on June 21, 2021).

10.15
Third Amendment to Lease, by and between Discovery Business Center LLC and Ghost Management Group, LLC, dated December 29, 2017 (incorporated by reference to Exhibit 10.15 to the Current Report on Form 8-K filed on June 21, 2021).

10.16
Fourth Amendment to Lease, by and between Discovery Business Center LLC and Ghost Management Group, LLC, dated May 3, 2018 (incorporated by reference to Exhibit 10.16 to the Current Report on Form 8-K filed on June 21, 2021).

10.17	Strategic Advisor Agreement, by and between the Company and Steven Jung, dated June 21, 2021 (incorporated by reference to Exhibit 10.17 to the Current Report on Form 8-K filed on June 21, 2021).
16.1	Letter from Marcum LLP to the SEC, dated June 16, 2021 (incorporated by reference to Exhibit 16.1 to the Current Report on Form 8-K filed on June 21, 2021).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Current Report on Form 8-K filed on June 21, 2021).
99.1
Unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on June 21, 2021).

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2021

WM TECHNOLOGY, INC.

	By:	/s/ Arden Lee
Arden Lee
Chief Financial Officer

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